FORM 8-K
CURRENT REPORT
Pursuant to Section 15(d) of the Securities Exchange
Act of 1934

Date of Earliest Reported Event:
October 23, 2006


MONTANA ACQUISITION CORPORATION


Jurisdiction of Organization:  Delaware

Commission File No.: 333-46174

Federal Employer I. D. No.: 14-1824753

Street Address of Principal Executive Office:
None

Mailing Address:
Post Office Box 202
Wyoming, New York  14591-0202

Registrant's Area Code and Telephone Number:
None

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under
the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under
the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule
13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Issuer is voluntarily submitting this Form 8-K filing to report current and extraordinary events in accordance with Section 15(d) of the Securities
Exchange Act of 1934.

Introductory Explanation

     The Issuer is subject to the reporting requirements of
section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, is obligated to file annual and transitional reports, and other information with the Commission, and is obligated to deliver copies of certain reports and filings by mail to its shareholders and to certain other parties, as required by Federal securities laws.
However, the Issuer's duty to file such reports was automatically suspended pursuant to the Commission's rules and regulations because the Issuer has fewer than 300 shareholders and because the Issuer does not have a class of securities registered with the Commission under the Exchange Act.

     The Issuer is voluntarily filing this current report on Form 8-K (the "Report") to inform its shareholders of the following event or events.

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS.

Item 1.02.	Termination of a Material Definitive
Agreement.

     [While the financial effects of the termination of the agreement described hereinbelow will not materially or adversely affect the Issuer, the termination of the subject agreement may cause concern with the Commission, in that the resultant termination has caused the Issuer to fail to maintain a principal executive office.
Readers should be notified that any correspondence with the Issuer following the date of this Report must be made to its mailing address, the address of which is listed on the cover hereof. Furthermore, beyond the date of this Report, the Issuer will be incapable of maintaining regular business telephone service, an e-mail address, or a website.]

History and Background.

     On or about June 1, 2006, the Issuer reported that it changed the address of its principal executive office to 233 Alexander Street, Second Floor, Rochester, New York
(the "Office").

     The Issuer entered into an agreement to share office space with Cartoon Acquisition, Inc., a United States corporation, Commission File No. 000-50411 ("Cartoon"), which was the sublessee of office space at the Office address, and to pay rent to Cartoon in accordance with the terms and conditions set forth in that certain
Office Sharing Agreement (the "Sharing Agreement"), a facsimile of which is annexed as Exhibit 10.1 hereto and made a part hereof by reference thereto.

     Under that certain Sharing Agreement, the Issuer was entitled to use that portion of the Office that the Issuer deemed would have been satisfactory for the conduct of its business and for the purpose of maintaining a principal executive office address, in exchange for the payment to Cartoon of $250 per month, to be paid on a month-to-month basis in arrears beginning on June 30, 2006. (The actual date of the Sharing Agreement was June 1, 2006.) The Issuer was to have not been billed for any common utilities under the Sharing Agreement; however, the Issuer was required to maintain telephone service in its own name and under its own account.

     The Issuer did not own and had no ownership or shared ownership interest in the real property where the Office was located.

     In consummating the Sharing Agreement with Cartoon, the Issuer's Board of Directors determined that a certain relationship existed in regard to the delivery of the Sharing Agreement to Cartoon, and by the Issuer's use of the Office; whereby, the Issuer's ownership structure, as that of Cartoon, is controlled by Randolph S.

Hudson, who also serves as the Issuer's sole officer and sole director. In addition, Roy C. Hopkins, a member of the Hopkins Family, which initially subleased the Office to Cartoon, which, in turn, provided the office sharing arrangement to the Issuer, is engaged in business with Mr. Hudson. During the five years prior to the date hereof, Mr. Hudson and Mr. Hopkins were engaged with one another in a number of independent ventures, and, Mr. Hopkins did serve as a consultant to Cartoon and is a creditor of that company. [For the purpose of providing the Issuer's shareholders with full and complete facts in this matter, as a certain relationship exists between the Issuer, Mr. Hudson, and Cartoon, the Issuer has obtained copies from Cartoon of the Sublease Agreement between Cartoon and Mrs. Hopkins and of Cartoon's Notice to Terminate the sublease, the representative EDGAR facsimiles of which are being annexed as Exhibit 99.2 and Exhibit 99.3, respectively, and making each a part hereof by reference thereto.]

     Moreover, the Issuer must inform the Commission and the public that the Issuer did not accept bids for terms on other office space from any other party and the Issuer did not perform any inquiries with regard to any other office space.

     The use of the Office under the Sharing Agreement created a direct financial obligation of the Issuer;
and, the Sharing Agreement did contain a provision that triggered an event that accelerated a direct financial obligation of the Issuer. However, the Issuer did not deem the Sharing Agreement to be material to the Issuer's plan of operations, and, if the Issuer failed to perform its obligations under the Sharing Agreement, or, if the Issuer was unable to continue to occupy the Office, neither of such actions would cause a material adverse effect to its plan of operations. The Sharing
Agreement did not create any continuing or long-term liability of the Issuer.

Termination of Definitive Agreement.

     On or about October 23, 2006, the Issuer's principal executive officer, Randolph S. Hudson, the Issuer's principal executive officer, received a letter from Cartoon; whereby, Cartoon informed the Issuer that it terminated the Sharing Agreement between the Issuer and Cartoon for the Office, with such termination to have become effective October 31, 2006. Cartoon was permitted to terminate the Sharing Agreement pursuant to the terms of that agreement within the time provided in said notice. [A representative EDGAR facsimile of Cartoon's notice of termination is annexed as Exhibit
99.1 hereto and made a part hereof by reference thereto.]

     Cartoon indicated in its letter to the Issuer, a representative facsimile of which is annexed hereto and incorporated by reference herein, that it was terminating the Sharing Agreement because Cartoon terminated its master Sublease Agreement with Mrs.
Hopkins; consequently, as a subtenant of Cartoon's under the master Sublease Agreement between Cartoon and Mrs. Hopkins, it was necessary for Cartoon to discontinue the Issuer's use and subtenancy of the Office. In view of the fact the Issuer was incapable of paying the monthly rent to Cartoon, and, because the Issuer did not have adequate working capital to independently secure new office space, the Issuer's
Board of Directors were not compelled to negotiate independently with Mrs. Hopkins to permit the Issuer to remain at the Office. [The Issuer is identifying its limitations on and availability of adequate working capital in Section 3, Item 3.03, herein this Report, as required by the Commission's rules and regulations.]

     The Sharing Agreement required the Issuer to pay
Cartoon the sum of $250 per month for the use of a designated space within Cartoon's office. The term of the Sharing Agreement was month-to-month, beginning on June 1, 2006, and Cartoon did not require the Issuer to pay a security deposit on the date it executed the Sharing Agreement. The Issuer used the Office from
June 1, 2006 until October 31, 2006.

     Because the Sharing Agreement between the Issuer and Cartoon was a "month-to-month arrangement," there are no termination penalties under the terms of the Sharing
Agreement.  However, the

Issuer is required to pay
Cartoon the sum of five per cent (5%) per month as interest on its overdue account, until paid.
Consequently, the Issuer has been incapable of making any payment to Cartoon on its account; thus, the Issuer owes Cartoon $1,250, together with the interest for its overdue payments, to be calculated accordingly pursuant to the terms of the Sharing Agreement. [The Issuer is more fully describing the exit costs associated with the termination of the Sharing Agreement in Section 2,
Item 2.05 herein this Report.]

     During the term of its subtenancy at the Office through the date of the termination of use thereupon, the Issuer did not receive any notice of delinquency or default neither from Cartoon nor from Mrs. Hopkins and the Issuer, to the best of its knowledge, did not violate any material terms of the Sharing Agreement, including scheduled or exhibited rules and regulations relating to the use of the Office.

     The Issuer's Board of Directors does not foresee any prospective litigation with Cartoon nor with Mrs.
Hopkins, nor has any litigation been threatened against the Issuer by Cartoon or by Mrs. Hopkins in this regard.

SECTION 2 - FINANCIAL INFORMATION.

Item 2.04.	Triggering Events that Accelerated a Direct
Financial Obligation.

     Under normal and ordinary operating circumstances, the Issuer would not disclose an event of this nature;
however, because of the Issuer's incapability of maintaining a principal executive office and because the Issuer has no available working capital to satisfy its obligation on the agreement described in Item 1.02 hereinabove, or for any other purpose, the Issuer's
Board of Directors determined that it would be in the Issuer's best interest to disclose this information.
[The Issuer is identifying its limitations on available working capital in Section 3, Item 3.03 hereinunder.]

     On or about June 1, 2006, the Issuer entered into an agreement to share office space with Cartoon
Acquisition, Inc., a United States corporation,
Commission File No. 000-50411 ("Cartoon"), which was the sublessee of office space at 233 Alexander Street, Second Floor, Rochester, New York, and to pay rent to Cartoon in accordance with the terms and conditions set forth in that certain Office Sharing Agreement (the
"Sharing Agreement").  Under that certain Sharing
Agreement, the Issuer was entitled to use that portion of the Office that the Issuer deemed would have been satisfactory for the conduct of its business and for the purpose of maintaining a principal executive office address, in exchange for the payment to Cartoon of $250 per month, to be paid on a month-to-month basis in arrears beginning on June 30, 2006. The Issuer was to have not been billed for any common utilities under the Sharing Agreement; however, the Issuer was required to maintain telephone service in its own name and under its own account. The Issuer did not own and had no ownership or shared ownership interest in the real property where the Office was located.

     On or about October 23, 2006, the Issuer's principal executive officer, Randolph S. Hudson, received a letter from Cartoon; whereby, Cartoon informed the Issuer that it terminated the Sharing Agreement between the Issuer and Cartoon for the Office, with such termination to have become effective October 31, 2006.
Cartoon was permitted to terminate the Sharing
Agreement pursuant to the terms of that agreement within the time provided in said notice. Cartoon did not require the Issuer to pay a security deposit on the date it executed the Sharing Agreement. (The Issuer did actually use the Office from June 1, 2006 until October 31, 2006.)

     The event that triggered an increase and acceleration of the direct financial obligation to the Issuer was Cartoon's termination of the Sharing Agreement, and of the Issuer's incapability to pay Cartoon for the rent due under the Sharing Agreement, plus accrued interest-in-delinquency.

     The original direct financial obligation required the Issuer to pay $250 per month to Cartoon, plus five per cent (5%) per month on any unpaid or overdue balance.
The entire balance from the commencement of the Sharing
Agreement is overdue; however, it should be noted: The
Issuer has not received any notice of default or collection from Cartoon nor from Mrs. Hopkins, and, the Issuer does not expect Cartoon or Mrs. Hopkins to threaten litigation in this matter against the Issuer.
However, due to the termination of the Sharing
Agreement, it is presumed the entire unpaid balance, plus accruing monthly interest on the unpaid balance, is due in full. With the exception of the accrual of the monthly interest on the unpaid balance, the Issuer does not expect further triggering event or obligation to occur as the result of the event described hereinabove.

     As the Issuer deems the obligation described hereinabove to be a "direct financial obligation," as that term is defined in Item 2.03 of Form 8-K;
specifically, a direct financial obligation comprised of an operating lease obligation (more fully defined in 17 CFR 229.303(a)(5)(ii)(C), the Issuer may instruct its certifying accountant to review the applicability of FASB Statement of Accounting Standards, No. 5,
Accounting for Contingencies ("SFAS No. 5") in terms of the effect of a probable loss contingency to the Issuer. The Issuer may be required to further deem this direct financial obligation to be a "short-term debt obligation." However, if this obligation remains unpaid beyond 12 months from the date of its incurrence, the Issuer and/or its certifying accountant may reclassify this obligation to be a "long-term debt obligation," and no longer an operating lease obligation, as the result of the interest that continues to accrue on a monthly basis on the unpaid amount, until paid.

     The Issuer is not an issuer of "asset-backed securities," as such term is defined in 17 CFR
229.1101; therefore, disclosures in that regard are not applicable, nor are they required to be reported by the Issuer in this Report.

SECTION 3 - SECURITIES AND TRADING MARKETS.

     Some of the statements made in Section 3 of this Report may be deemed to be "forward-looking statements", as that term is defined in Section 27A of the Securities
Act of 1933 (15 U.S.C. 77z-2) and in Section 21E of the
Securities Exchange Act of 1934 (15 U.S.C. 78u-5), which are referred to as "statutory safe harbor" provisions.

     While the Issuer is not seeking safe harbor for the statements of actual events, certain conclusions that are implied by the Issuer to report the events described in this item may be deemed to be "forward-looking".
Forward-looking statements ARE NOT historical facts;
rather, such statements are based upon the OPINIONS AND
ESTIMATES of the Issuer's senior executive management on the date such statements are made. EVERY FORWARD-
LOOKING STATEMENT REFLECTS AN INHERENT RISK AND
UNCERTAINTY THAT COULD CAUSE THE ACTUAL RESULTS OF ANY
SUCH EVENT TO DIFFER MATERIALLY FROM THE PLANS,
PROJECTIONS, OR EXPECTATIONS EXPRESSED OR IMPLIED IN
SUCH STATEMENT BY THE REGISTRANT'S SENIOR EXECUTIVE
MANAGEMENT ON THE DATE THE STATEMENT WAS MADE. These forward-looking statements that may infer an impression of optimism about the beliefs and expectations of the Issuer's senior executive management may be expressed through words such as "expects", "anticipates", "intends", "plans", "believes", "seeks", "estimates",
"contemplates", "prospective", "attempt", "proposed", and similar expressions or terms, which identify forward-looking statements.

     The Issuer cautions the Commission and the public not to place undue influence on these forward-looking statements, which speak only as of the date they were made and are not required to be updated by the Issuer in further filings, schedules, or reports the Issuer must file with the Commission.

Item 3.03.	Material Modification to Rights of Security
Holders.

     (Please Note: Some of the information disclosed in this Item 3.03.A may be considered by the Issuer to be "non-public" information or information that otherwise has not heretofore been disclosed to the public in any report or filing. The Issuer does not deem any reference to its financial condition hereinunder Item
3.03.A of this Report to be "filed" for purposes of
Section 18 of the Exchange Act.)

A.  Limitations on the Issuer's Working Capital and
Related Matters Significant to Shareholders.

    From and beyond September 18, 2000, the date the Issuer commenced a blank-check offering and the subsequent registration under the Securities Act of 1933 (the "Act") of a certain number of shares of its common stock on Form SB-2, the Issuer has been hindered by severe limitations on its available working capital.
Moreover, because of the Issuer's lack of engagement in any suitable business act or activity from the date of its incorporation, it has been and remains difficult, if nearly impossible, for the Issuer to procure adequate credit accommodations, without regard to the source or type of any prospective lender or lenders.

     Because the Issuer informed the Commission that, independent of any loans from shareholders or similar transactions, the Issuer has no working capital to pay its obligations (e.g., among other items, the Office rent that was due and payable to Cartoon and described elsewhere in this Report), it is required to notify the Commission, its shareholders, and the public on any limitations or restrictions related to its working capital.

     To the filing date of this Report, the Issuer has not received any formal notice of default, delinquency, or collection on any debt or other liability of the Issuer.

     However, as the direct result of the absence of any working capital or satisfactory credit arrangement, and in respect of the significant debts and liabilities of the Issuer, the Issuer's Chief Executive Officer must notify its shareholders that its Board of Directors does intend to declare or pay a dividend in any period following the date of this Report.

     In order for the Issuer to continue as a going concern, (a) it must be able to engage in a transaction that involves the acquisition of substantial assets without the initial and/or immediate payment of funds to the seller or transferee of any such assets, or (b) it must be able to enter into a merger and/or plan of reorganization without reliance on the Issuer's financial capability by the proponent to consummate the transaction, or (c) it must be able to enter into a business combination transaction with a company that will accept the responsibility to discharge or otherwise assume the Issuer's debts and financial obligations and be willing to assume and agree to perform the Issuer's reporting obligations to the Commission, as such obligations are enumerated in
Section 15(d) of the Exchange Act. Lest none of these events occur in a timely fashion, it is unlikely the Issuer will be capable of continuing as a going concern.

SECTION 8 - OTHER EVENTS.

Item 8.01.  Other Events.

A.   Maintenance of Corporate Records in Non-Principal
Executive Office Location; No Availability of Corporate
Records to Shareholders for Inspection on a "Walk-in"
Basis.

     On October 23, 2006, the Issuer is reporting the termination of its non-exclusive use of an office for the purpose of maintaining a principal executive office and for conducting its business and operations. In addition, the Issuer is reporting its incapability to maintain regular business telephone service, its incapability to maintain an e-mail address, and its incapability to operate a website; wherefore, such acts or events will prevent the Commission, its shareholders, and the public from conveniently communicating or corresponding with the Issuer on a normal and routine basis. Furthermore, the Issuer is reporting that its sources for working capital and/or the availability of satisfactory credit accommodations have expired.

     Consequently, as the result of the actual circumstances underlying these revelations, the
Issuer's shareholders will not be able to access the Issuer's books and records on a "walk-in" basis. The
Issuer's books and records will be maintained by its chairman of the board and chief executive officer and will be located at his private residence, which, essentially, renders all such books and records unavailable to the public for inspection, with the exception of any inspection or remand ordered by the Commission or formally requested under a subpoena issued by a court or recognized body government of competent jurisdiction.

     While the Issuer's Board of Directors is making every attempt to resolve this issue, without any further loans or advances from shareholders, without any capital accommodation suitable to the Issuer's Board of Directors, without any credit accommodation acceptable to the Issuer's Board of Directors, or any combination of the foregoing, it is decidedly unlikely the Issuer will be capable of resolving this issue.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.	Financial Statements and Exhibits.

 The following exhibits are deemed "filed" by the Issuer in accordance with the applicable provision(s) of Item 601 of Regulation S-B and Instruction B.2 of
Form 8-K.

     The Issuer is not required to provide the Commission with regular or pro forma accounting information with this Report. While the Issuer may be considered a "shell" company, its principal executive officer determined the information required by Item 9.01(c) of Form 8-K is not applicable to this Report.

     The following exhibits are made a part of this Report by their annexation hereto:

Exhibit No.  Description of Exhibit

10.1         Office Sharing Agreement with Cartoon Acquisition

99.1         Correspondence from Cartoon Acquisition, Inc.

99.2         Sublease Agreement between Cartoon and Hopkins

99.3         Notice of Termination of Sublease to Hopkins

FURTHER UNDERTAKINGS.

     The Issuer, for the events that occurred for the period that ended on the date hereon, further agrees (a) to timely file an amendment or amendments that reflect a change or changes in the facts or events that, individually or collectively, represent a fundamental change in the information contained in this Report for the period in question and (b) to include any other information that may be pertinent to the events described in this Report and obtained by the Issuer on a date beyond the date of this Report.

AVAILABLE INFORMATION.

     The Issuer is subject to the reporting requirements of
section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, is obligated to file annual and transitional reports, and other information, with the Commission, and is obligated to deliver copies of certain reports and filings by mail to its shareholders and to certain other parties, as required by U. S. Federal Rules and Regulations applicable to securities. However, the Issuer's duty to file such reports was automatically suspended pursuant to the Commission's rules and regulations because the Issuer has fewer than 300 shareholders and because the Issuer does not have a class of securities registered with the Commission under the Exchange Act. The public may view, read, or make copies of all the Issuer's existing reports, proxy statements, and other documents filed with the Commission at the Commission's Public Reference Room, which is located at 100 F Street, Northeast, Washington,
D. C. 20549. Copies of said materials may also be obtained at from the Commission's Web site, the address of which is http://www.sec.gov, or by telephoning the Commission at 1-800-SEC-0330.

     The Issuer shall permit its shareholders to ask questions of, and receive answers from, the Issuer concerning any aspect of the information contained in this Report, and, if necessary, to obtain additional information, to the extent the Issuer possesses such information or to the extent the Issuer can acquire such information without unreasonable effort or unreasonable expense. The Issuer encourages its shareholders to contact it by mail by writing to its mailing address, which is Post Office Box 202, Wyoming, New York, 14591-
0202. As of the date of this Report, the Issuer does not maintain a principal executive office, does not maintain business telephone service, does not have e-mail address, and does not have a website.

SIGNATURE

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Issuer has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  January 24, 2007

By Order of the Board of Directors:

Montana Acquisition Corporation,
a Delaware corporation (the "Issuer")

/s/ Randolph S. Hudson

Randolph S. Hudson
Chief Executive (Principal Executive) Officer
Chief Financial (Principal Financial) Officer

THIS REPORT DOES NOT REQUIRE CERTIFICATIONS BY THE
REGISTRANT'S
PRINCIPAL EXECUTIVE OFFICER NOR ITS PRINCIPAL FINANCIAL
OFFICER.